UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES

EXCHANGE ACT OF 1934

Check the appropriate box:

☐  Preliminary Information Statement

☒  Definitive Information Statement

☐  Confidential for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

GLANCE, INC.

(Name of Registrant as Specified In Its Charter)

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(1)	Title of each class of securities to which transaction applies:

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☐  Fee previously paid with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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INFORMATION STATEMENT

OF

GLANCE, INC.

795 Folsom Street, 1st Floor

San Francisco, CA 94107

THIS INFORMATION STATEMENT IS BEING PROVIDED

TO YOU BY THE BOARD OF DIRECTORS OF

GLANCE, INC.

THE COMPANY IS NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO

SEND A PROXY TO THE COMPANY

This Information Statement is being mailed or furnished to the stockholders of Glance, Inc., a Nevada corporation (the “Company”), in connection with the authorization by unanimous written consent of the corporate actions described below by the Company’s Board of Directors on December 19, 2008, and the subsequent approval of such corporate action by the written consent, dated December 19, 2008, of those stockholders of the Company entitled to vote 5,000,000 shares of the Company’s common stock, par value $.001 per share (the “Common Stock”) representing, collectively, 67.5% of the outstanding voting stock of the Company on such date entitled to vote with respect to such corporate actions. Accordingly, all necessary corporate approvals required pursuant to the Nevada General Corporation Law and the Company’s Articles of Incorporation in connection with the matters referred to herein have been obtained. This Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of this corporate action before it takes effect.

This Information Statement will be mailed or furnished to the stockholders of record of the Company on December 30, 2008. The Information Statement is first being mailed or furnished to the stockholders of the Company on or about December 30, 2008, and the amendments described herein shall not become effective until at least 20 days thereafter.

ACTIONS BY BOARD OF

DIRECTORS

AND

CONSENTING STOCKHOLDERS

The following corporate actions were unanimously authorized and approved by the written consent of the Board of Directors of the Company on December 19, 2008, a copy of which is attached hereto as APPENDIX A, by the written consent of holders collectively entitled to vote a majority of the Company’s outstanding voting stock on December 19, 2008, a copy of which is attached as APPENDIX B.

1.    The approval of an amendment (the “Amendment”) to the Company’s Articles of Incorporation, a copy of which is attached hereto as APPENDIX C, to change the name of the Company as the Company to China Green Creative, Inc and to increase the authorized capital of the Company to 400,000,000 common shares and 10,000,000 preferred shares.

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The reasons for the Amendment are described in “AMENDMENT CHANGING THE NAME OF THE COMPANY AND INCREASING THE AUTHORIZED CAPITAL” below.

On December 18, 2008 the Company approved a one for three (1:3) forward split of the Company’s common stock.  Since this forward split is done on a pro rata basis, it does not affect the percentage of votes cast in favor of the actions addressed in this Information Statement.  It is anticipated that the forward split will become effective sometime in January 2009.

The Board of Directors of the Company knows of no other matters other than that described in this Information Statement which have been recently approved or considered by the holders of the Company’s Common Stock.

GENERAL

This Information Statement is first being mailed or furnished to stockholders on or about December 30, 2008, and the amendments described herein will not become effective until at least 20 calendar days thereafter. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the Company’s Chief Executive Officer at the address of the Company’s principal executive offices located at 795 Folsom Street, 1st Floor, San Francisco, CA 94107.

APPROVAL REQUIREMENTS; NEVADA LAW

Section 78.390 of the Nevada General Corporation Law (the “NGCL”) provides that every amendment to the Company’s Articles of Incorporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of the holders of at least a majority of the shares of voting stock entitled to vote on any such amendment. Under the Company’s Articles of Incorporation, an affirmative vote by stockholders holding shares entitling them to exercise a majority of the Company’s voting stock is sufficient to amend Article I of the Company’s Articles of Incorporation in order to implement the Amendment. Section 78.320 of the NGCL provides that, unless otherwise provided in the Company’s Articles of Incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. Neither the Company’s Articles of Incorporation nor its By-Laws prohibit the Board of Directors from taking action by written consent. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Amendment described herein as early as possible in order to accomplish the purposes as hereafter described, the Company’s Board of Directors obtained the written consent to such amendments of the holders of a majority of the Company’s voting stock, which voting stock is comprised of the Common Stock.  Section 78.320 of the NCGL provides that where action is authorized by written consent, a meeting of stockholders does not need to be called and no notice needs to be given.

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VOTING SECURITIES AND

INFORMATION ON CONSENTING STOCKHOLDERS

 As of December 15, 2008, there were 7,405,000 shares of Common Stock outstanding that are entitled to vote on an as- converted basis with the Common Stock. Therefore, 3,702,501 shares of the Company’s voting stock are required to approve the stockholder resolutions approving each of the actions described herein. Each share of Common Stock is entitled to one vote for each share held by such holder. The holders of 5,000,000 shares of Common Stock voted in favor of the Amendment in a written consent dated December 19, 2008 attached hereto as APPENDIX B. The consenting stockholders are collectively the record and beneficial owners of 5,000,000 shares of Common Stock, which collectively represent 67.5 % of the issued and outstanding shares of the Company’s voting stock. No consideration was paid for the consent. The name of the consenting stockholders and the number of shares of Common Stock with respect to which such consent was given is as follows:

Name	Number of Shares of Common Stock For Which Consent Was Given	Percentage of Voting Stock
Chen Feng	2,398,333	32.39%
Ibroder Developments Limited	2,601,667	35.13%

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 17, 2008, certain information concerning the beneficial ownership of our Common Stock by (i) each stockholder known by us to own beneficially five percent or more of our outstanding Common Stock; (ii) each director; (iii) each executive officer; and (iv) all of our executive officers and directors as a group, and their percentage ownership and voting power.

Name	Number of Shares Beneficially Owned	Percentage of Voting Stock
Chen Feng	2,398,333	32.39%
Ibroder Developments Limited	2,601,667	35.13%
East Yield Investment Limited	1,280.786	17.3%

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NOTICE TO STOCKHOLDERS OF ACTION

APPROVED BY CONSENTING STOCKHOLDERS

The following actions have been approved by the written consent of holders of Common Stock collectively entitled to vote a majority of the outstanding shares of voting stock of the Company.

AMENDMENT CHANGING THE NAME OF THE COMPANY AND INCREASING THE AUTHORIZED CAPITAL

The name of the Company is currently Glance, Inc. The Amendment to the Company’s Articles of Incorporation in the form attached hereto as Appendix C changes the name of the Company to China Green Creative, Inc.  The current authorized capital of the Company is 75,000,000 shares or common stock.  The Amendment to the Company’s Articles of Incorporation in the form attached hereto as Appendix C changes in the authorized capital of the Company to 400,000,000 shares of common stock and 10,000,000 shares of preferred stock.

Purpose of the Amendment

The Company desires to change its name to more accurately reflect its proposed business moving forward.  The Company desires to increase its authorized stock to have the ability to perform acquisitions in the future and to raise capital.

Effective Date

Under applicable federal securities laws, the Amendment can not be effective until at least 20 calendar days after this Information Statement is distributed to the Company’s stockholders. The Amendment will become effective upon filing with the Secretary of State of Nevada. It is anticipated that the foregoing will take place at least 20 calendar days after distribution of this Information Statement is mailed to the Company’s stockholders.

Dissenters’ Rights of Appraisal

The NGCL does not provide for dissenters’ or appraisal rights in connection with the increase of authorized shares of the Company’s capital stock or the change of the Company’s name.

 WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission (“SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

By Order of the Board of Directors

December 19, 2008

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APPENDIX A

UNANIMOUS WRITTEN CONSENT OF

THE BOARD OF DIRECTORS

OF

GLANCE, INC.

The undersigned, being all of the members of the board of directors (the “Board”) of Glance, Inc. a Nevada corporation (the “Company”), hereby consent, pursuant to Section 78.315 of the General Corporation Law of Nevada, to the adoption of the following resolutions taking or authorizing the actions specified therein without a meeting:

RESOLVED, that the Board hereby approves the Certificate of Amendment to the Articles of Incorporation substantially in form attached hereto as Exhibit A authorizing (ii) the change of the Company’s name to China Green Creative, Inc. (the “Name Change”) and an increase in the authorized capital of the Company to 400,000,000 shares of common stock and 10,000,000 shares of preferred stock (the “Capital Increase”); and be it further

RESOLVED, that the Company submit to the holders of its voting stock for approval, the Certificate of Amendment authorizing the Name Change and the Capital Increase; and be it further

General Authorization and Ratification

RESOLVED, that as used in these resolutions, the term “the proper officers” of the Company shall mean the Chief Executive Officer, the President and the Chief Financial Officer of the Company, and each of them, and with respect to matters involving only certification, attestation or countersignatures, any Secretary or Assistant Secretary of the Company; and that the proper officers of the Company be, and each of them acting alone hereby is, authorized and empowered, acting in the name and on behalf of the Company, to take such action and to execute and deliver all agreements, documents, and instruments referred to expressly or generally in the preceding resolutions, and any amendments, supplements, or modifications to any of such agreements, documents, and instruments; such actions, agreements, documents, instruments, amendments, supplements, and modifications shall be in such form and substance as the proper officer executing the same may, in his or her sole discretion, deem to be in the best interest of the Company in connection with or arising out of the transactions contemplated by the foregoing resolutions; and be it further

RESOLVED, that the proper officers of the Company be, and each of them hereby is, empowered to approve or authorize, as the case may be, such further action and the preparation, execution, and delivery of all such further instruments and documents in the name and on behalf of the Company, and to pay all such expenses and taxes, as in their judgment shall be necessary, proper, or advisable in order to carry out the intent and accomplish the purposes of the foregoing resolutions; and be it further

RESOLVED, that any and all actions heretofore taken by the directors or officers of the Company on behalf of the Company in furtherance of the actions authorized or contemplated by the foregoing resolutions be, and they hereby are, ratified, approved, and confirmed in all respects, including, without limitation, the execution and delivery of any documents and instruments, including amendments, supplements, or modifications thereto as have been necessary or appropriate in order to effectuate the actions contemplated by the foregoing resolutions.

This Consent may be executed in one or more counterparts, including with signatures on separate copies, all of which shall constitute the same instrument.

_______________________________________________________________________________________

IN WITNESS WHEREOF, the undersigned has executed this consent as of the 19 day of December, 2008

/s/ Chen Feng
Chen Feng

/s/ Alla Karmazina
Alla Karmazina

/s/ Moneca Rayner Moneca Rayner

[Exhibits Omitted]

 ____________________________________________________________________________

APPENDIX B

WRITTEN CONSENT

OF THE HOLDERS OF A MAJORITY OF THE

VOTING STOCK

OF

GLANCE, INC.

The undersigned, constituting the holders of a majority of the shares of Common Stock and Series A Preferred Stock (collectively, the “Stockholders”) of Glance, Inc. a Nevada corporation (the “Company”), do hereby adopt by this written consent, the following resolutions with the same force and effect as if they had been adopted at a duly convened meeting:

WHEREAS, the Board of Directors of the Company, having considered changing the name of the Company to China Green Creative, Inc. (the “Name Change”) and deems such Name Change advisable and in the best interests of the Company and its Stockholders.

WHEREAS, the Board of Directors of the Company, having considered increasing the authorized capital of the Company to 400,000,000 shares of common stock and 10,000,000 shares of preferred stock (the “Capital Increase”) and deems such Capital Increase advisable and in the best interests of the Company and its Stockholders

NOW, THEREFORE, BE IT

RESOLVED, that, the Articles of Incorporation of the Company be and hereby are amended to authorize and enact the name change of the Company to China Green Creative, Inc.;

RESOLVED, that, the Articles of Incorporation of the Company be and hereby are amended to authorize and increase the authorized capital of the Company to 400,000,000 shares of common stock and 10,000,000 shares of preferred stock;

RESOLVED, that the Certificate of Amendment to the Articles of Incorporation substantially in form attached hereto as Exhibit A authorizing the Name Change and Capital increase be and hereby is in all respects approved.

IN WITNESS WHEREOF, the undersigned have executed this Action by Written Consent as of the 19 day of December, 2008.

/s/ Chen Feng
Chen Feng

No. of Shares of Common Stock: 2,398.333

/s/ Ibroader Developments Limited
Ibroader Developments Limited

No. of Shares of Common Stock: 2,601,667

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APPENDIX C

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

–Remit in Duplicate–

1. Name of corporation: GLANCE, INC.

2. The articles have been amended as follows (provide article numbers, if available):

Article I is amended in its entirety to read as follows:

The name of this corporation is China Green Creative, Inc.

The authorized capital of the company shall be 410,000,000 million shares.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 67.5%.*

4. Effective date of filing (optional): upon filing.

5. Officer Signature:	/s/ Chen Feng

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.